VAN KAMPEN FOCUS PORTFOLIOS, MUNICIPAL SERIES 438
              MISSOURI INSURED MUNICIPALS INCOME TRUST, SERIES 115

                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 22, 2003

         References to "Missouri Investors' Quality Tax-Exempt Trust, Series 115" should read "Missouri Insured Municipals Income Trust, Series 115" and references to "Missouri Quality 115" should read "Missouri IM-IT 115".

Supplement Dated: May 27, 2003